As filed with the Securities and Exchange Commission on December 2, 2002
                                                 Registration No.  333-42421
                                                                   333-42421-01
                                                                   333-42421-02
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                                  HSBC USA INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                                             13-2764867
(State or Other Jurisdiction of                           (I.R.S. Employer
Incorporation or Organization)                            Identification No.)

                            HSBC USA Capital Trust V
                            HSBC USA Capital Trust VI
             (Exact name of registrant as specified in its charter)

         Delaware                                               13-7136673
                                                                13-7136674
   (State or Other Jurisdiction                                (IRS Employer
    of Incorporation or Organization)                        Identification No.)

                             ----------------------
                                452 Fifth Avenue
                            New York, New York 10018
                                 (212) 525-6100
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrants' Principal Executive Offices)
                             ----------------------

             Paul L. Lee                                Janet L. Fisher
  Senior Executive Vice President             Cleary, Gottlieb, Steen & Hamilton
         and General Counsel                          One Liberty Plaza
            HSBC USA Inc.                        New York, New York 10006
           452 Fifth Avenue                           (212) 225-2000
       New York, New York 10018
            (212) 525-6100
      (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent For Service)

                             ----------------------
     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

                             ----------------------
     If the only securities being requested on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.|_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box.|X|

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_|

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_|

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-42421, 333-42421-01 and 333-42421-02.

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.|_|

                                EXPLANATORY NOTE

          This Post-effective Amendment No. 3 to the registrants' Registration Statement on Form S-3 (File Nos. 333-42421, 333-42421-01 and 333-42421-02),
declared effective on April 24, 2002 by the Securities and Exchange Commission (the "Registration Statement") is being filed solely for the purpose of filing Exhibit No. 4.19 to the Registration Statement. No changes or additions are being made hereby to the Prospectus which forms part of the Registration Statement.

          Exhibit 4.19 to the Registration Statement is an Amended and Restated Form of Subordinated Indenture, which combines the terms of the Subordinated Indenture, dated as of October 24, 1996, previously filed as Exhibit 4.3 to the Registration Statement, and the First Supplemental Indenture to the Subordinated Indenture, dated as of December 12, 1996 and previously filed as Exhibit 4.4 to the Registration Statement, the Second Supplemental Indenture to the Subordinated Indenture, dated as of March 1, 1999 and previously filed as
Exhibit 4.5 to the Registration Statement, and the Third Supplemental Indenture to the Subordinated Indenture, dated as of February 25, 2000 and previously filed as Exhibit 4.6 to the Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. Exhibits.

Exhibits
--------

1.1      Form of Underwriting Agreement.(1)
1.2      Form of Underwriting Agreement for Trust Preferred Securities.(1)
4.1*     Senior Indenture, dated as of October 24, 1996.
4.2*     First Supplemental Indenture to Senior Indenture, dated as of
         February 25, 2000.
4.3*     Subordinated Indenture, dated as of October 24, 1996.
4.4* First Supplemental Indenture to Subordinated Indenture, dated as of December 12, 1996.
4.5* Second Supplemental Indenture to Subordinated Indenture, dated as of March 1, 1999.
4.6* Third Supplemental Indenture to Subordinated Indenture, dated as of February 25, 2000.
4.7*     Form of Senior Security (included in Exhibit 4.1).
4.8**    Form of Subordinated Security (included in Exhibit 4.19).
4.9*     Form of Junior Subordinated Security (included in Exhibit 4.18).
4.10*    Form of Trust Preferred Security (included in Exhibit 4.15).
4.11* Certificate of Trust of HSBC USA Capital Trust V, formerly known as Republic New York Capital III.
4.12* Certificate of Trust of HSBC USA Capital Trust VI, formerly known as Republic New York Capital IV.
4.13* Declaration of Trust of HSBC USA Capital Trust V, formerly known as Republic New York Capital III.
4.14* Declaration of Trust of HSBC USA Capital Trust VI, formerly known as Republic New York Capital IV.
4.15*    Form of Amended and Restated Declaration of Trust.
4.16*    Form of Trust Common Securities Guarantee.
4.17*    Form of Trust Preferred Securities Guarantee.
4.18*    Form of Junior Subordinated Indenture.
4.19**   Amended and Restated Form of Subordinated Indenture.
5.1*     Opinion and consent of Cleary, Gottlieb, Steen & Hamilton
         regarding the securities offered hereby
         (other than the preferred stock and the trust securities).
5.2* Opinion and consent of Piper Marbury Rudnick & Wolfe LLP regarding the preferred stock.
5.3* Opinion and consent of Richards, Layton & Finger LLP regarding the trust securities.
8        Opinion of Tax Counsel.(1)
12.1*    Calculation of Ratios of Earnings to Fixed Charges -
         Consolidated (incorporated herein by reference to the
         Corporation's Annual Report on Form 10-K for the year ended
         December 31, 2001).
12.2*    Calculation of Ratios of Earnings to Combined Fixed Charges
         and Preferred Stock Dividends - Consolidated (incorporated herein by reference to the Corporation's Annual Report on Form
         10-K for the year ended December 31, 2001).
23.1*    Consent of KPMG LLP.
23.2*    Consent of Cleary, Gottlieb, Steen & Hamilton (included in
         Exhibit 5.1).
23.3*    Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibit 5.2).
23.4*    Consent of Richards, Layton & Finger LLP (included in Exhibit 5.3).
24.1*    Form of Power of Attorney of HSBC USA Inc.
25.1* Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Senior
         Indenture.
25.2* Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Subordinated Indenture.
25.3* Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Junior Subordinated Indenture.
25.4* Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC USA Capital Trust V.
25.5* Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC USA Capital Trust VI.
25.6* Statement on Form T-1 of eligibility of Bankers Trust Company, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust V.
25.7* Statement on Form T-1 of eligibility of Bankers Trust Company, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust VI.
25.8*    Statement on Form T-1 of eligibility of Wells Fargo Bank
         Minnesota, National Association, as trustee under the Senior
         Indenture.
25.9*    Statement on Form T-1 of eligibility of Wells Fargo Bank
         Minnesota, National Association, as trustee under the Subordinated Indenture.
25.10* Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota, National Association, as trustee under the Junior Subordinated Indenture.
25.11*   Statement on Form T-1 of eligibility of Wells Fargo Bank
         Minnesota, National Association, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC
         USA Capital Trust V.
25.12*   Statement on Form T-1 of eligibility of Wells Fargo Bank
         Minnesota, National Association, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC
         USA Capital Trust VI.
25.13*   Statement on Form T-1 of eligibility of Wells Fargo Bank
         Minnesota, National Association, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust V.
25.14*   Statement on Form T-1 of eligibility of Wells Fargo Bank
         Minnesota, National Association, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust VI.

----------------------
 *   Previously filed
 **  Filed herewith
 (1) To be filed by amendment or incorporated by reference in connection with an offering of securities.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, and State of New York, on the 29 day of November, 2002.

                                   HSBC USA INC.

                                   By: /s/ ROBERT M. BUTCHER
                                       ----------------------------------
                                             Robert M. Butcher
                                       Senior Executive Vice President and
                                           Chief Financial Officer


                                   By: /s/ GERALD A. RONNING
                                       ----------------------------------
                                               Gerald A. Ronning
                                       Executive Vice President and Controller

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities on the dates indicated:

          Signature              Title                           Date
          ---------              -----                           ----

/s/ ROBERT M. BUTCHER      Senior Executive Vice President  November 29, 2002
-------------------------  and Chief Financial Officer
    Robert M. Butcher      (Principal Financial Officer)

/s/ GERALD A. RONNING      Executive Vice President and     November 29, 2002
-------------------------  Controller (Principal
    Gerald A. Ronning      Accounting Officer)

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities on November 29, 2002:


         Signature                                       Title
         ---------                                       -----

*                                            Director, President and Chief
---------------------------------               Executive Officer
Name:  Yousef A. Nasr
*                                                       Director
---------------------------------
Name:  Salvatore H. Alfiero
*                                                       Director
---------------------------------
Name:  John R. H. Bond
*                                                       Director
---------------------------------
Name:  James H. Cleave
*                                                       Director
---------------------------------
Name:  Martin J.G. Glynn
*                                                       Director
---------------------------------
Name:  Richard A. Jalkut
*                                                       Director
---------------------------------
Name:  Peter Kimmelman
*                                                       Director
---------------------------------
Name:  Charles G. Meyer, Jr.
*                                                       Director
---------------------------------
Name:  James L. Morice
*                                                       Director
---------------------------------
Name:  Jonathan Newcomb
*                                                       Director
---------------------------------
Name:  Henry J. Nowak


                                           *By  /s/  PHILIP S. TOOHEY
                                              ----------------------------
                                                   Philip S. Toohey, as
                                                      Attorney-in-fact

     Pursuant to the requirements of the Securities Act of 1933, each of HSBC USA Capital Trust V and HSBC USA Capital Trust VI certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in The City of New York, and the State of New York on the 29 day of November, 2002.

                                    HSBC USA CAPITAL TRUST V,
                                    a Delaware business trust



                                    By: /s/  PHILIP S. TOOHEY
                                        ----------------------------------------
                                                      Philip S. Toohey

                                    HSBC USA CAPITAL TRUST VI,
                                    a Delaware business trust



                                    By: /s/  PHILIP S. TOOHEY
                                        ----------------------------------------
                                                      Philip S. Toohey

                                INDEX TO EXHIBITS


Exhibit                      Exhibit Description
  No.

1.1     Form of Underwriting Agreement.(1)
1.2     Form of Underwriting Agreement for Trust Preferred Securities.(1)
4.1*    Senior Indenture, dated as of October 24, 1996.
4.2*    First Supplemental Indenture to Senior Indenture, dated as of
        February 25, 2000.
4.3*    Subordinated Indenture, dated as of October 24, 1996.
4.4* First Supplemental Indenture to Subordinated Indenture, dated as of December 12, 1996.
4.5* Second Supplemental Indenture to Subordinated Indenture, dated as of March 1, 1999.
4.6* Third Supplemental Indenture to Subordinated Indenture, dated as of February 25, 2000.
4.7*    Form of Senior Security (included in Exhibit 4.1).
4.8**   Form of Subordinated Security (included in Exhibit 4.19).
4.9*    Form of Junior Subordinated Security (included in Exhibit 4.18).
4.10*   Form of Trust Preferred Security (included in Exhibit 4.15).
4.11* Certificate of Trust of HSBC USA Capital Trust V, formerly known as Republic New York Capital III.
4.12* Certificate of Trust of HSBC USA Capital Trust VI, formerly known as Republic New York Capital IV.
4.13* Declaration of Trust of HSBC USA Capital Trust V, formerly known as Republic New York Capital III.
4.14* Declaration of Trust of HSBC USA Capital Trust VI, formerly known as Republic New York Capital IV.
4.15*   Form of Amended and Restated Declaration of Trust.
4.16*   Form of Trust Common Securities Guarantee.
4.17*   Form of Trust Preferred Securities Guarantee.
4.18*   Form of Junior Subordinated Indenture.
4.19**  Amended and Restated Form of Subordinated Indenture.
5.1* Opinion and consent of Cleary, Gottlieb, Steen & Hamilton regarding the securities offered hereby
        (other than the preferred stock and the trust securities).
5.2* Opinion and consent of Piper Marbury Rudnick & Wolfe LLP regarding the preferred stock.
5.3* Opinion and consent of Richards, Layton & Finger LLP regarding the trust securities.
8       Opinion of Tax Counsel.(1)
12.1*   Calculation of Ratios of Earnings to Fixed Charges -
        Consolidated (incorporated herein by reference to the
        Corporation's Annual Report on Form 10-K for the year ended
        December 31, 2001).
12.2*   Calculation of Ratios of Earnings to Combined Fixed Charges
        and Preferred Stock Dividends - Consolidated (incorporated herein by reference to the Corporation's Annual Report on Form
        10-K for the year ended December 31, 2001).
23.1*   Consent of KPMG LLP.
23.2*   Consent of Cleary, Gottlieb, Steen & Hamilton (included in Exhibit 5.1).
23.3*   Consent of Piper Marbury Rudnick & Wolfe LLP (included in Exhibit 5.2).
23.4*   Consent of Richards, Layton & Finger LLP (included in Exhibit 5.3).
24.1*   Form of Power of Attorney of HSBC USA Inc.
25.1* Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Senior
        Indenture.
25.2* Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Subordinated Indenture.
25.3* Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Junior Subordinated Indenture.
25.4* Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC USA Capital Trust V.
25.5* Statement on Form T-1 of eligibility of Bankers Trust Company, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC USA Capital Trust VI.
25.6* Statement on Form T-1 of eligibility of Bankers Trust Company, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust V.
25.7* Statement on Form T-1 of eligibility of Bankers Trust Company, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust VI.
25.8*   Statement on Form T-1 of eligibility of Wells Fargo Bank
        Minnesota, National Association, as trustee under the Senior
        Indenture.
25.9*   Statement on Form T-1 of eligibility of Wells Fargo Bank
        Minnesota, National Association, as trustee under the Subordinated Indenture.
25.10* Statement on Form T-1 of eligibility of Wells Fargo Bank Minnesota, National Association, as trustee under the Junior Subordinated Indenture.
25.11*  Statement on Form T-1 of eligibility of Wells Fargo Bank
        Minnesota, National Association, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC
        USA Capital Trust V.
25.12*  Statement on Form T-1 of eligibility of Wells Fargo Bank
        Minnesota, National Association, as trustee under the Guarantee of Trust Preferred Securities with respect to HSBC
        USA Capital Trust VI.
25.13*  Statement on Form T-1 of eligibility of Wells Fargo Bank
        Minnesota, National Association, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust V.
25.14*  Statement on Form T-1 of eligibility of Wells Fargo Bank
        Minnesota, National Association, as property trustee under the Amended and Restated Declaration of HSBC USA Capital Trust VI.

-----------------------
 *   Previously filed
 **  Filed herewith
 (1) To be filed by amendment or incorporated by reference in connection with an offering of securities.